SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 26, 2004

AMERICAN PHARMACEUTICAL PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-31781	68-0389419
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1101 Perimeter Drive, Suite 300; Schaumburg, IL	60173-5837
(Address of principal executive offices)	(Zip Code)

(847) 969-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached exhibit is deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Exhibit No.	Description
99.1	Press Release issued by American Pharmaceutical Partners, Inc. dated April 21, 2004.

99.2	Event Transcript for the Q1 2004 American Pharmaceutical Partners, Inc. Earnings Conference Call held April 21, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information is furnished pursuant to Item 12, Disclosure of Results of Operations and Financial Condition.

On April 21, 2004, American Pharmaceutical Partners, Inc. (the “Company”) announced via press release the Company’s results for the quarter ended March 31, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1, and a copy of the transcript of the earnings conference call held on April 21, 2004 is attached hereto as Exhibit 99.2. This Form 8-K and the attached exhibits are being furnished, but not filed, under Item 12 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PHARMACEUTICAL PARTNERS, INC.

By:	/s/ Nicole S. Williams
Nicole S. Williams
Chief Financial Officer
Date:	April 26, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by American Pharmaceutical Partners, Inc. dated April 21, 2004.

99.2	Event Transcript for the Q1 2004 American Pharmaceutical Partners, Inc. Earnings Conference Call held April 21, 2004.